Exhibit 10.11



                                                              EXECUTION COPY




NEITHER THIS WARRANT NOR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES LAW OR ANY OTHER SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THIS SECURITY IS ALSO SUBJECT TO THE INVESTOR'S RIGHTS AGREEMENT DATED AS OF SEPTEMBER 7, 2004 BETWEEN THE HOLDER AND FRIEDMAN'S INC., COPIES OF WHICH ARE ON FILE WITH FRIEDMAN'S INC.


                                FRIEDMAN'S INC.

                            NON-REDEEMABLE WARRANT
                            ----------------------

Warrant No. 1                                   Dated       September 7, 2004


         Friedman's Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that, for value received, Jewelry Investors II, L.L.C. (the "Original Holder") or its registered assigns ("Holder"), is entitled, subject to the terms set forth herein, to purchase from the Company up to a total of 3,000,000 shares of Class A Common Stock, $.01 par value (including any class of common equity of the Company or any successor company for which such Class A Common Stock becomes exchangeable or into which it becomes convertible, directly or indirectly, pursuant to any reorganization, recapitalization, reclassification, merger, combination, share exchange or similar transaction as provided in Section 3, the "Common Stock"), of the Company (each such share, a "Warrant Share" and all such shares, the "Warrant Shares") at an exercise price equal to $1.75 per share (as adjusted from time to time as provided in Section 7, the "Exercise Price"), at any time and from time to time from and after this date through and including September 6, 2009 or earlier as provided herein (the "Expiration Date"), and subject to the following terms and conditions:

         1. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         2. Registration of Transfers and Exchanges.

                  (a) The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto appropriately completed and duly executed by the Holder or its duly authorized agent, to the Company at the office specified in or pursuant to Section 3(b) and upon the Holder's compliance with Section 4, provided that such transfer is made in compliance with the Securities Act and state securities laws. Upon any such registration of transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred shall be issued to the transferee (a "Transferee") and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the Transferee thereof shall be deemed the acceptance of such Transferee of all of the rights and obligations of a holder of a Warrant, including the obligations with regard to a mandatory conversion as set forth herein.

                  (b) This Warrant is exchangeable, upon the surrender hereof by the Holder to the office of the Company specified in or pursuant to Section 3(b), for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder (less any number of Warrant Shares which shall have been canceled in payment of the Exercise Price as provided in Section 3(b)). Any such New Warrant shall be dated the date of such exchange and shall be stamped or imprinted (unless registered under the Securities Act) with a legend in substantially the following form:

                  NEITHER THIS WARRANT NOR THE SHARES OF CLASS A COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY STATE SECURITIES LAW OR ANY OTHER SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THIS SECURITY IS ALSO SUBJECT TO THE INVESTOR'S RIGHTS AGREEMENT DATED AS OF SEPTEMBER 7, 2004 BETWEEN THE HOLDER AND FRIEDMAN'S INC., COPIES OF WHICH ARE ON FILE WITH FRIEDMAN'S INC.

The certificate or certificates for Warrant Shares issued upon exercise of this Warrant shall be stamped or imprinted (unless registered under the Securities Act) with a legend substantially in the foregoing form.

         3. Duration, Exercise of Warrants and Redemption.

                  (a) This Warrant shall be exercisable upon not less than 61 days' prior written notice by the registered Holder on any day other than a Saturday, Sunday or legal holiday on which the commercial banks in the City of New York, New York, and the City of Savannah, Georgia, are required or permitted by law to remain closed (a "Business Day"), at any time and from time to time on or after 5:00 p.m., New York City time, September 7, 2004 to and including September 6, 2007. On or after September 7, 2007 to and including the Expiration Date, this Warrant shall be exercisable at any time without prior notice to the Company. In addition, this Warrant shall be exercisable immediately prior to the consummation of a Business Combination Transaction, whether or not this Warrant shall otherwise be exercisable at that time. At 5:00 p.m., New York City time, on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

                  "Business Combination Transaction" means any merger, consolidation, share exchange, sale, lease or conveyance to another company of the property and assets of the Company as an entirety or substantially as an entirety, the dissolution, winding-up or liquidation of the Company, or the consummation of a plan of reorganization of the Company under Title 11 of the United States Code or any successor statute or any similar transaction in which the surviving company, if any, is not a company with a class of common stock registered pursuant to the Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or, if the common stock of the surviving company is so registered, the stockholders of the Company immediately preceding consummation of the transaction do not own more than 50% of the most widely held class of common stock of the surviving company registered pursuant to
Section 12 of the Exchange Act immediately following consummation of the transaction.

                  (b) Subject to Sections 2(b), 5 and 9, upon surrender of this Warrant, with the Form of Election to Purchase attached hereto appropriately completed and duly executed, to the Company at its office at 171 Crossroads Parkway, Savannah, Georgia, 31422, Attention: Chief Financial Officer, or at such other address as the Company may specify in writing to the then registered Holder, and upon payment to the Company of an amount of consideration equal to the Exercise Price in effect on the Date of Exercise multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, payable at the Holder's election by (i) certified or official bank check or checks or wire transfer of immediately available funds or (ii) surrender to the Company for cancellation of a portion of this Warrant representing that number of unissued Warrant Shares equal to the quotient obtained by dividing (X) the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise by (Y) the difference obtained by subtracting the Exercise Price from the Market Price (as defined in Section (h)(iii)) of one share of Common Stock, all as specified by the Holder in the Form of Election to Purchase (along with a calculation showing the number of Warrant Shares with respect to which rights are being surrendered thereunder and the net number of shares to be issued after giving effect to such surrender), the Company shall promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate, one or more certificates representing, in the aggregate, the number of Warrant Shares issuable upon such exercise, free of restrictive legends other than as required by this Warrant or by law. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

                  A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly executed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

                  (c) This Warrant shall be exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares. If this Warrant is exercised for less than all of the Warrant Shares which may be purchased under this Warrant, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

         4. Payment of Taxes. The Company shall pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration or issue of any certificates for Warrant Shares or Warrants in a name other than that of the registered Holder of the Warrant surrendered, and the Company shall not be required to issue or cause to be issued or deliver or cause to be delivered the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not required to be paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         5. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company may in its discretion issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and in substitution for this Warrant, a New Warrant, but only upon receipt of such mutilated warrant or evidence reasonably satisfactory to the Company of such loss, theft or destruction. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures, pay such reasonable charges and provide such indemnity as the Company may prescribe.

         6. Reservation of Warrant Shares. The Company covenants that it shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders (taking into account the adjustments and restrictions of Section 7). The Company covenants that all Warrant Shares that shall be so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly authorized, validly issued and fully paid and nonassessable. The Company shall provide for and maintain the listing of the Common Stock, including the Warrant Shares, upon any securities exchange or interdealer quotation system, if any, which is the principal exchange or system on which the Common Stock is then traded or listed.

         7. Certain Adjustments. The Exercise Price payable upon exercise of this Warrant is subject to adjustment from time to time as set forth in this
Section 7. Upon each such adjustment of the Exercise Price pursuant to this
Section 7, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price then in effect pursuant hereto, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (a) Dividends. If the Company, at any time while this Warrant is outstanding, shall pay a dividend on its Common Stock payable in additional shares of Common Stock, then in each such case the Exercise Price shall be reduced to equal the price obtained by multiplying the Exercise Price in effect immediately prior to the record date specified below in this Section 7(a) by a fraction (1) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the opening of business on the day after the record date for the determination of stockholders entitled to received such dividend or distribution and (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately after the payment of such dividend. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend; provided, however, that if such record date shall have been fixed and such dividend is not fully paid on the date fixed therefore, such adjustment shall become effective with respect to the portion of the dividend paid as of the time of payment of such portion and an adjustment with respect to the remainder of the dividend shall become effective as of the time of actual payment of such remaining dividend.

                  (b) Stock Splits and Combinations. If the Company, at any time while this Warrant is outstanding, (i) subdivides outstanding shares of Common Stock into a larger number of shares or (ii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be adjusted to equal the price obtained by multiplying the Exercise Price in effect immediately prior to the effective date of such subdivision or combination by a fraction, (1) the numerator of which shall be the number of shares of Common Stock outstanding immediately before such event and (2) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment pursuant to this Section 7(b) shall become effective immediately after the effective date of such subdivision or combination.

                  (c) Reclassification. In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or as a result of a subdivision or combination covered by Section 7(b), but including any change in the shares into one or more classes or series of shares), then the Holder shall have the right thereafter to exercise this Warrant only for the shares of stock and other securities of the Company and property receivable by holders of Common Stock following such reclassification or change, and the Holder shall thereafter upon exercise of this Warrant be entitled to receive such amount of securities or property attributable to the number of Warrant Shares such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to such action. The terms of any such reclassification or other change shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 7(c) upon any exercise following any such reclassification or other action.

                  (d) Self-Tender Offers. In the event, at any time while this Warrant is outstanding, any tender offer (including any exchange offer), as it is amended from time to time, shall be made by the Company for the purchase (including the acquisition pursuant to an exchange offer) of all or any portion of the outstanding shares of Common Stock, except as permitted pursuant to Rule 10b-18 promulgated under the Exchange Act, then, and in each such event, the Exercise Price in effect immediately prior to close of business on the date of the last time tenders could have been made pursuant to such tender offer or exchange (the "Expiration Time") shall be reduced to equal the price obtained by multiplying such Exercise Price by a fraction (not to be greater than one), (i) the numerator of which shall be equal to (A) the product of (1) the average Market Price of one share of Common Stock for the ten consecutive trading days immediately preceding but not including the date of the Expiration Time and (2) the number of shares of Common Stock outstanding (including any tendered shares) immediately prior to the Expiration Time less (B) the fair market value (as determined in good faith by the Board of Directors of the Company) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer or exchange offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any maximum amount provided for in connection with such tender offer or exchange offer, being referred to as the "Purchased Shares") and (ii) the denominator of which shall be equal to the product of (A) the average Market Price of one share of Common Stock for the ten consecutive trading days immediately preceding but not including the date of the Expiration Time and
(B) the difference between the number of shares of Common Stock outstanding (including any tendered shares) immediately prior to the Expiration Time and the number of Purchased Shares. Any adjustment under this Section 7(d) shall become effective immediately prior to the opening of business on the date after the Expiration Time.

                  (e) Other Distributions. If the Company, at any time while this Warrant is outstanding, shall distribute to all holders of Common Stock (and not to holders of this Warrant) (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by Sections 7(a) or (f)), (iii) rights or warrants to subscribe for or purchase any security (excluding those referred to in Sections 7(a), (b), (c) and (f)) or
(iv) any other property or asset, including cash (in each case, "Distributed Property"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for the determination of stockholders entitled to receive such distribution shall be reduced (effective on and after such record date) to equal the price obtained by multiplying such Exercise Price by a fraction (A) the numerator of which shall be the average Market Price of one share of Common Stock for the ten consecutive trading days immediately preceding but not including such record date less the then fair market value per share of the Distributed Property distributed in respect of one outstanding share of Common Stock, which if the Distributed Property is other than cash or marketable securities, shall be as determined in good faith by the Board of Directors of the Company, and (B) the denominator of which shall be the average Market Price of one share of Common Stock for the ten consecutive trading days immediately preceding but not including such record date.

                  (f) Additional Issuances. If, at any time while this Warrant is outstanding, the Company issues or sells, or in accordance with this
Section 7(f) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding Excluded Securities (as defined below)) for a consideration per share less than a price (the "Applicable Price") equal to (w) the average Market Price of one share of Common Stock for the ten consecutive trading days immediately prior to such issue or sale or deemed issuance or sale, or (x) the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (the foregoing, a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall (y) in the case of a Dilutive Issuance described in clause (w) of this Section 7(f), be reduced to equal the price obtained by multiplying such Exercise Price by a fraction (A) the numerator of which shall be the sum of (1) the number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such Dilutive Issuance, and (2) the number obtained by dividing such Market Price into the consideration received by the Company from such Dilutive Issuance, and (B) the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance, and (z) in the case of a Dilutive Issuance described in clause (x) of this Section 7(f), be reduced to equal the price obtained by multiplying such Exercise Price by a fraction (A) the numerator of which shall be the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such Dilutive Issuance, and (2) the number obtained by dividing such Exercise Price into the consideration received by the Company from such Dilutive Issuance, and (B) the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such Dilutive Issuance; provided, however, that in the case of a Dilutive Issuance that is described in both clause (w) and clause (x) of this Section 7(f), the Exercise Price shall be reduced pursuant to either clause (y) or clause (z) of this Section 7(f), but not both, so as to result in the lower Exercise Price. For purposes of determining the adjusted Exercise Price under this Section 7(f), the following provisions shall be applicable:

                           (i) Issuance of Options. If the Company grants,
issues or sells any options, rights or warrants to purchase or subscribe for shares of Common Stock or Convertible Securities (as defined below) (collectively, "Options") and the lowest price per share for which one share of Common Stock issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such shares of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the grant, issuance or sale of such Option for such price per share. For purposes of this Section 7(f)(i), the "lowest price per share for which one share of Common Stock is issuable upon exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option and upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of such Option. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Option or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities. If any or all of such Options expire without exercise, or if any or all of such Convertible Securities issuable upon the exercise of any such Option shall not be converted, exercised or exchanged, the Exercise Price and the number of Warrant Shares shall be adjusted to equal the Exercise Price and the number of Warrant Shares that would have been in effect had such expired Options or such unconverted, unexercised or unexchanged Convertible Securities never been issued.

                           (ii) Issuance of Convertible Securities. If the
Company in any manner issues or sells any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock (collectively, "Convertible Securities") and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For purposes of this Section 7(f)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof" shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security. No further adjustment of the Exercise Price or number of Warrant Shares shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Option for which adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this Section 7(f), no further adjustment of the Exercise Price or number of Warrant Shares shall be made by reason of such issue or sale. If any or all of such Convertible Securities expire without conversion, exercise or exchange, the Exercise Price and the number of Warrant Shares shall be adjusted to equal the Exercise Price and the number of Warrant Shares that would have been in effect had such expired and unconverted, unexercised or unexchanged Convertible Securities never been issued.

                           (iii) Change in Option Price or Rate of Conversion.
If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price and the number of Warrant Shares in effect at the time of such increase or decrease shall be adjusted to the Exercise Price and the number of Warrant Shares which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 7(f)(iii), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7(f) shall be made if such adjustment would result in an increase of the Exercise Price then in effect or a decrease in the number of Warrant Shares.

                           (iv) Calculation of Consideration Received. In case
any Option is granted, issued or sold in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for a consideration of $0.01. If any shares of Common Stock, Options or Convertible Securities are granted, issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are granted, issued or sold for a consideration other than cash, the amount of such consideration received by the Company shall be the fair market value of such consideration, except (A) where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price of such security on the date of receipt, and (B) where such consideration consists of, in whole or in part, the settlement of any claim or cause of action against the Company or any of its subsidiaries, in which case the amount of consideration received by the Company shall be zero with respect to such securities. If any shares of Common Stock, Options or Convertible Securities are granted, issued or sold to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor shall be deemed to be the fair market value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities shall be as determined in good faith by the Board of Directors of the Company.

                           (v) Other Definitions. For purposes of this Section
7(f),

                           (A) "Excluded Securities" shall mean (1) securities
issued pursuant to any employee benefit plan of the Company which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company or any of its Subsidiaries or securities issued pursuant to the exercise of any securities of the Company issued under any such employee benefit plan; provided that the exercise price, issuance price, or other consideration per share of Common Stock payable to the Company in connection with such securities is not less than 90% of the Market Price of one share of Common Stock on the date of issuance of such securities; and (2) securities issued in connection with the conversion of Class B Common Stock, par value $.01 per share of the Company, into Common Stock, and (3) rights to acquire preferred stock of the Company that are issued pro-rata to all holders of Common Stock and Class B Common Stock pursuant to a shareholders' rights plan; provided, however, that such shares of preferred stock and shares of Common Stock or Common Stock Equivalents issuable upon the conversion of or the exercise of rights under such preferred stock shall not be Excluded Securities.

                           (B) "Common Stock Deemed Outstanding" shall mean,
at any given time, the number of shares of Common Stock actually outstanding at such time plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 7(b) and 7(f) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock owned or held by or for the account of the Company or issuable upon exercise of this Warrant.

                  (g)      Merger, Consolidation, Etc.

                           (i) If (A) any person (the "Acquirer") directly or
indirectly acquires the Company in a transaction in which the Company is merged with or into or consolidated with another person or (B) the Company sells or conveys all or substantially all of its assets to another person (unless, subsequent to such merger, consolidation or other transaction, the Company is the surviving entity and has reporting obligations under the Exchange Act as a result of having common equity securities outstanding, in which case, this Section 7(g) shall not apply with respect to such merger, consolidation or other transaction) (such merger, consolidation or other transaction referred to hereinafter as a "Change"), then, upon exercise of this Warrant at any time after the consummation of the Change but prior to the Expiration Date, in lieu of the Warrant Shares (or other securities, cash, assets or other property) purchasable upon the exercise of this Warrant prior to such Change, the Holder shall be entitled to receive such Warrant Shares or other securities, cash, assets or any other property whatsoever which such Holder would have been entitled to receive after the occurrence of such Change had this Warrant been exercised immediately prior to such Change. As a condition to the consummation of such Change, the Company shall take all reasonable steps to cause the Acquirer to execute and deliver to the Holder of this Warrant a written instrument in which the Acquirer assumes all of the obligations under this Warrant and any adjustments to the Warrant as assumed by the Acquirer that may occur subsequent to the effective date of such Change shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 7 of this Warrant.

                           (ii) Notwithstanding the foregoing, if a Holder of
this Warrant so elects by giving written notice thereof to the Company on or before the day immediately preceding the date of the consummation of such Change, the Holder shall not be required to make any payment upon exercise of this Warrant, and shall be entitled to receive from the Company or the Acquirer (in lieu of the adjustment provided for in Section 7(g)(i)) a cash amount equal to the Black-Scholes Value (as defined below) of this Warrant upon surrender of this Warrant.

                           (iii) Notwithstanding the foregoing, in the case of
any such Change, where (A) the Acquirer is a company with reporting obligations under the Exchange Act with respect to common equity securities (such common equity securities being referred to herein as the "Acquirer Shares") and (B) the Acquirer is offering as consideration in the Change a combination of Acquirer Shares and cash or other consideration, if the Holder so elects by giving written notice thereof to the Company on or before the day immediately preceding the effective date of such Change, then, in lieu of the adjustment to this Warrant provided under Section 7(g)(i), upon the consummation of the Change and surrender of this Warrant, the Holder shall receive (X) a warrant (an "Acquirer Warrant") exercisable for Acquirer Shares, in an amount and for an exercise price calculated as described below and (Y) a cash amount, calculated as described below) (the "Adjusted Cash-Out Option"). The terms of the Acquirer Warrant shall be identical to the terms of this Warrant mutatis mutandis, except that the exercise price and the number of Acquirer Shares issuable upon the exercise of the Acquirer Warrants (subject to adjustment as provided therein) shall be determined as provided below:

                           The exercise price of the Acquirer Warrants shall
be calculated as follows:

                           Ew = Eo x (Pa/Pt)) where:

                           Ew = the adjusted exercise price of the Acquirer
                                Warrant;
                           Eo = the Exercise Price immediately prior
                                to such adjustment;
                           Pa = the fair market value per share of the
                                Acquirer Shares, where fair market value is the average Market Price of the Acquirer Shares for the ten consecutive trading days immediately preceding the effective date of the Change; and
                           Pt = the average of the Market Price of the
                                Common Stock for the ten consecutive
                                trading days immediately preceding the
                                effective date of the Change.

                           The number of Acquirer Shares issuable upon
exercise of the Acquirer Warrant shall be calculated as follows:

                           N  = a x No where:

                           N  = the number of Acquirer Shares issuable
                                by the Acquirer upon exercise of the
                                Acquirer Warrant;
                           a  = the number of Acquirer Shares delivered
                                in the Change to holders of Common Stock for each share of Common Stock; and
                           No = the number of Warrant Shares issuable
                                upon exercise of the original Warrant in exchange for which the Acquirer Warrant was issued.

                           If the holders of Common Stock may elect to receive
in the Change Acquirer Shares, cash or other consideration, or a combination of Acquirer Shares and cash or other consideration as selected by such holders (whether or not subject to proration), then the number of Acquirer Shares delivered in the Change for each share of Common Stock shall be determined, for purposes of the preceding formula and the determination below of the amount of the Adjusted Cash-Out Option, as follows:

                           a   = Nas/Nts where:

                           Nas = the aggregate number of Acquirer Shares
                                 delivered in the Change to holders of Common
                                 Stock; and

                           Nts = the total number of shares of Common
                                 Stock outstanding immediately prior to the effectiveness of the Change and exchanged for consideration in the Change.

                           The amount of the Adjusted Cash-Out Option for the
Warrant shall be calculated as follows:

                           AC = BSw x (1 - ((a x Pa)/C) where the symbols
previously defined in this Section have their previously defined meanings and:

                           AC = the amount of the Adjusted Cash-Out Option for the Warrant;
                           BSw = the Black-Scholes Value of the Warrant,
                                 ignoring the effect of the Change, as
                                 determined pursuant to (iv) below;
                           C   = the total fair market value of the
                                 consideration delivered in the Change to holders of Common Stock for each share of Common Stock. For purposes of determining this amount,

                           (A) the fair market value of the component of the consideration consisting of Acquirer Shares shall equal (1) the average Market Price of the Acquirer Shares for the ten consecutive trading days immediately preceding the effective date of the Change multiplied by (2) the number of Acquirer Shares delivered in the Change for each share of Common Stock;

                           (B)   the fair market value of any cash
                                 component shall be the amount of the cash delivered in the Change for each share of Common Stock; and

                           (C)   the fair market value of any other
                                 consideration delivered in the change for each share of Common Stock shall be as determined by an investment banking firm of national reputation and standing selected by the Company.

                           (iv) As used herein, the "Black-Scholes Value" of
this Warrant shall be determined on the basis of the Black-Scholes methodology by an investment banking firm of national reputation and standing, selected by the Company; provided, however, that no Black-Scholes Value shall exceed the Market Price of the Common Stock on the day immediately preceding the Change. For purposes of applying the Black-Scholes methodology, (1) the price per share of the Common Stock shall be deemed to be the average of the Market Price for the ten full trading days ending ten trading days prior to the first public announcement of the Change, and (2) the methodology shall be applied as if the relevant Change had not occurred.

                           (v) The Company shall give written notice of any
Change to the Holder, in accordance with Section 7(k), at least ten Business Days prior to the effective date of the Change; provided, however, that if either Section 7(g)(ii) or (iii) is applicable, one or more notices shall be given to the Holder sufficiently in advance of the Change to allow for the selection of the investment banking firm referred to in the previous paragraph and for notice to the Holder of the Black-Scholes Value at least ten Business Days prior to the effective date of the Change. The Company's failure to give notice required by this Section 7(g) or any defect therein shall not affect the validity of the Change covered by this Section 7(g). However, if the Company fails to give notice, the responsibilities of the Company with respect to this Section 7(g) shall be assumed by the Acquirer and nothing in this paragraph shall prejudice the rights of the Holder pursuant to this Warrant.

                  (h) For the purposes of this Section 7, the following provisions shall also be applicable:

                           (i) Record Date. In case the Company shall take a
record of the holders of its Common Stock for the purpose of entitling them
(A) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (ii) Treasury Shares. The number of shares of
Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                           (iii) Market Price. "Market Price" for any trading
day means the volume-weighted average of the per share selling prices on any principal United States securities exchange or inter-dealer quotation system on which the relevant security is then listed or quoted or, if there are no reported sales of the relevant securities on such trading day, the average of the high bid and low ask price for the relevant security on the last trading day on which such sale was reported or, if there are no high bid and low ask prices, the per share fair market value of the relevant security as determined by an investment banking firm of national reputation and standing selected by the Company (in which case only a single determination of value need be made by an investment banking firm notwithstanding any provision in the Warrant requiring an average over more than one trading day).

                  (i) Other Actions. If, at any time while this Warrant is outstanding, the Company shall take any action affecting its Common Stock, including the issuance of shares of Common Stock in settlement of any litigation affecting the Company, other than an action described in any of the foregoing Sections 7(a) through 7(h), inclusive, and the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this Section 7, then the Board of Directors of the Company shall make an appropriate adjustment in the Exercise Price and the number of Warrant Shares so as to protect the rights of the Holder; provided that no such adjustment pursuant to this Section 7(i) shall increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 7.

                  (j) All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                  (k) If:

                                    (i)     the Company shall declare a
                                            dividend (or any other
                                            distribution) on its Common Stock;
                                            or

                                    (ii)    the Company shall declare a
                                            special nonrecurring cash dividend
                                            on its Common Stock; or

                                    (iii)   the Company shall authorize the
                                            granting to all holders of the
                                            Common Stock rights, warrants or
                                            options to subscribe for or
                                            purchase any shares of capital
                                            stock of any class or of any
                                            rights; or

                                    (iv)    the approval of any stockholders
                                            of the Company shall be required
                                            in connection with any
                                            reclassification or change of the
                                            shares of Common Stock issuable
                                            upon exercise of this Warrant
                                            (other than a change in par value,
                                            or as a result of a subdivision or
                                            combination, but including any
                                            change in the shares into one or
                                            more classes or series of shares);
                                            or

                                    (v)     the Company shall authorize the
                                            voluntary dissolution, liquidation
                                            or winding up of the affairs of
                                            the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, warrants or options, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined or (y) the date on which such reclassification or change, or dissolution, liquidation or winding up is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification or change, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

                  (l) Notice of Adjustments. The Company shall promptly, and in any event within ten (10) Business Days, notify the Holder of this Warrant of any adjustment in the Exercise Price or number of Warrant Shares issuable upon the exercise of this Warrant pursuant to the provisions of this Section
7. Such notice shall be in writing and shall set forth, in reasonable detail, the reason for such adjustment and the calculation thereof. No defect in such notice, or in the mailing thereof, shall affect any such adjustment or the rights of the Holder hereunder.

         8. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable on the exercise of this Warrant, the Company shall, at its option,
(i) pay an amount in cash equal to the Market Price of one share of Common Stock on the Date of Exercise of such Warrant multiplied by such fraction or
(ii) round the number of Warrant Shares issuable, up to the next whole number.

         9. Notices. Any and all notices or other communications or deliveries hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this
Section 9 prior to 4:30 p.m. (New York City time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 9 later than 4:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (1) if to the Company, to Friedman's Inc., at the address of its chief executive offices, Attention: Chief Executive Officer (or to facsimile no. (912) 201-6609) or (ii) if to the Holder, to the Holder at the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 9.

         10.      Miscellaneous.

                  (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns, except that the obligations of the Company hereunder shall not be assigned except by operation of law. This Warrant may be amended only in writing duly executed by the Company and the Holder.

                  (b) Subject to Section 10(a), nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Holder any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Holder and its successors and assigns.

                  (c) This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely in such State.

                  (d) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions or interpretation of this Warrant.

                  (e) This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.

                  (f) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties shall attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  (g) Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent as stockholders in respect of the meetings of stockholders or the election of members of the Board of Directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such Holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company. Notwithstanding the foregoing, the Company shall furnish to the Holder of this Warrant, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders or otherwise filed pursuant to the provisions of the Securities Act or the Exchange Act.




                     [THIS SPACE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer on the date first written above.


                                FRIEDMAN'S INC.



                                By: /s/ Sam Cusano
                                    -------------------------------
                                    Name:  Sam Cusano
                                    Title:  Chief Executive Officer


ATTEST:



 /s/ C. Steven Moore
-------------------------------

[Seal]

                         FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the Warrant)

To Friedman's Inc.:

         In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase _____________ shares of Common Stock, $.01 par value ("Common Stock"), of Friedman's Inc. and

(1) encloses herewith $________ in cash or certified or official bank check or checks or wire transfer of immediately available funds, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant, or

(2) elects to pay the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase[, together with any applicable taxes payable by the undersigned pursuant to the Warrant,] relates in shares of Common Stock. The undersigned elects to surrender _________ shares of Common Stock issuable upon exercise of the enclosed Warrant in "cashless" exercise of the Warrant. [Also enclosed herewith is $______ in cash or certified or official bank check or checks or wire transfer of immediately available funds in payment of any applicable taxes payable by the undersigned pursuant to the Warrant.]

[INSERT CALCULATION OF THE NUMBER OF WARRANT SHARES WHICH ARE BEING SURRENDERED IN PAYMENT OF THE AGGREGATE EXERCISE PRICE, PURSUANT TO SECTION 3(B) OF THE WARRANT, AND THE NET NUMBER OF WARRANT SHARES TO BE ISSUED]





         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                              PLEASE INSERT SOCIAL SECURITY OR
                                              TAX IDENTIFICATION NUMBER
                                              ---------------------------------
-------------------------------------------------------------------------------
                        (Please print name and address)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

         If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

-------------------------------------------------------------------------------
                        (Please print name and address)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Dated:__________, ____                                -------------------------
                                                      (Signature)
                                                      (Print)__________________
                                                      (By:)____________________
                                                      (Name:)__________________
                                                      (Title:)_________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                         FORM OF ELECTION TO TRANSFER

       [To be completed and executed only upon transfer of the Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of Friedman's Inc. to which the within Warrant relates, together with all title and interest therein, and hereby irrevocably appoints ________________ attorney to transfer said right on the books of Friedman's Inc. with full power of substitution in the premises.

Dated:

_______________, ____ 200__


                                            ___________________________________

                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the
                                            Warrant)


                                            ___________________________________
                                            Address of Transferee

                                            ___________________________________

                                            ___________________________________



In the presence of:


__________________________________